SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	September 28, 2017

AEP TRANSMISSION COMPANY, LLC
(Exact Name of Registrant as Specified in Its Charter)

333-217143	Delaware	46-1125168
(Commission File Number)	(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

1 Riverside Plaza, Columbus, OH	43215
(Address of Principal Executive Offices)	(Zip Code)

614-716-1000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
[ ]
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company

[ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01.    Other Events

On September 28, 2017, AEP Transmission Company, LLC (the “Company”) issued debt securities pursuant to a Purchase Agreement with Citigroup Global Markets Inc., Mizuho Securities USA LLC and MUFG Securities Americas Inc. (collectively, the “Initial Purchasers”), relating to the offering and sale by the Company of $125,000,000 principal amount of its 3.10% Senior Notes, Series D, due 2026 (Series D Notes) (reopening of 3.10% Senior Notes, Series D, due 2026, $300,000,000 of which was issued on November 21, 2016 for a total aggregate principal amount of $425,000,000) and $500,000,000 principal amount of its 3.75% Senior Notes, Series H, due 2047 (Series H Notes) (collectively, the Senior Notes).

Item 9.01.    Financial Statements and Exhibits

(c)    Exhibits

1(a)	Purchase Agreement, dated September 25, 2017, between the Company and the Initial Purchasers named in Exhibit 1 thereto, in connection with the sale of the Senior Notes.

4(a)
First Supplemental Indenture between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee, dated as of November 21, 2016, establishing the terms of the Series D Notes, incorporated by reference from Registration Statement No. 333-217143, Exhibit 4(a)-2.

4(b)	Second Supplemental Indenture between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee, dated September 28, 2017, establishing the terms of the Series H Notes.

4(c)	Form of the Series D Notes (included in Exhibit 4(a) hereto).

4(d)	Form of the Series H Notes (included in Exhibit 4(b) hereto).

5(a)	Opinion of Thomas G. Berkemeyer regarding the legality of the Senior Notes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AEP TRANSMISSION COMPANY, LLC

By: /s/ Thomas G. Berkemeyer
Name: Thomas G. Berkemeyer
Title: Assistant Secretary

September 28, 2017

EXHIBIT INDEX

Exhibit Number	Description

1(a)
Purchase Agreement, September 25, 2017, between the Company and the Initial Purchasers, as representatives of the several Initial Purchasers named in Exhibit 1 thereto, in connection with the sale of the Senior Notes.

4(a)
First Supplemental Indenture between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee, dated as of November 21, 2016, establishing the terms of the Series D Notes, incorporated by reference from Registration Statement No. 333-217143, Exhibit 4(a)-2.

4(b)	Second Supplemental Indenture between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee, dated September 28, 2017, establishing the terms of the Series H Notes.

4(c)	Form of the Series D Notes (included in Exhibit 4(a) hereto).

4(d)	Form of the Series H Notes (included in Exhibit 4(b) hereto).

5(a)	Opinion of Thomas G. Berkemeyer regarding the legality of the Senior Notes.